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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 Date of Report
              (Date of earliest event reported): September 17, 2001



                             NETSCOUT SYSTEMS, INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



               Delaware                              0000-26251                           04-2837575
   ------------------------------                   ------------                    --------------------
   (State or Other Jurisdiction                      (Commission                        (IRS Employer
          of Incorporation)                          File Number)                     Identification No.)


            4 Technology Park Drive
            Westford, Massachusetts                                                     01886
    ---------------------------------------                                           ----------
    (Address of Principal Executive Offices)                                          (Zip Code)


       Registrant's telephone number, including area code: (978) 614-4000


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Item 5.   OTHER EVENTS.
          -------------

         On September 17, 2001, NetScout Systems, Inc. announced that its Board of Directors authorized an open market stock repurchase program that will enable NetScout to purchase up to one million shares of outstanding NetScout common stock, subject to market conditions and other factors. A copy of the press release regarding the stock repurchase program is attached hereto as EXHIBIT 99.1.


Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
         -------------------------------------------------------------------

         (a)     FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.  Not Applicable


         (b)     PRO FORMA FINANCIAL INFORMATION.  Not Applicable


         (c)     EXHIBITS.


                 EXHIBIT NO.               DESCRIPTION
                 -----------               -----------

                     99.1                  Press Release dated as of
                                           September 17, 2001


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             NETSCOUT SYSTEMS, INC.

September 18, 2001
                                             By: /s/ David P. Sommers
                                                 ------------------------------
                                                 David P. Sommers
                                                 Chief Financial Officer and
                                                 Senior Vice President, General
                                                 Operations


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                                  EXHIBIT INDEX


EXHIBIT NO.                DESCRIPTION
-----------                -----------

99.1                       Press Release dated as of September 17, 2001.